SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2010

TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16284 (Commission File No.)	38-2774613 (IRS Employer Identification No.)

27335 West 11 Mile Road Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:   (248) 357-2866

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 ..425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2010, and effective immediately, the Compensation Committee of the Board of Directors (the “Committee”) of TechTeam Global, Inc. (the “Company”) approved and adopted amendments to, and the restatement of, the Company’s 2006 Incentive Stock and Awards Plan (as amended and restated, the “Plan”).  The amendments to the Plan, among other things:

●	Provide that restricted stock units may be granted under the Plan, in addition to options, performance shares and restricted stock;

●
Provide that any individual who has been engaged by the Company (or an affiliated entity) to become an officer or employee of such entity, but who has not yet assumed such position, is no longer eligible to participate in the Plan;

●	Make clarifying changes relating to the computation of performance goals;

●	Ease the quorum and voting requirements for determinations by the Committee under the Plan;

●	Allow awards of Restricted Stock, Restricted Stock Units and Performance Shares up to 50,000 shares of the Company’s common stock to any participant in the Plan in any single fiscal year;

●	Increase the limit of Restricted Stock, Restricted Stock Units and Performance Shares that can be issued under the Plan from 800,000 to 1,000,000;

●	Clarify that the Company does not guarantee any specific tax treatment to any participant under the Plan (or any other person(s) with an interest in any award under the Plan);

●
Allow the Plan administrator, in the absence of a controlling employment, change of control or other similar agreement, to fully vest (or deem to be earned in full) all outstanding awards under the Plan upon a change of control;

●
Provide for the fair market value payment, in cash or shares, of vested or earned awards upon a change or control, unless the successor or surviving corporation (or parent thereof) agrees to assume or replace such awards with the same types of awards having similar terms and conditions;

●
Require that any legal action or proceeding with respect to the Plan or any award (or award agreement) must be brought within 365 days after the day the party looking to bring such action first knew or should have known of the events giving rise to such party’s complaint;

●	Permit the Committee to institute a compensation recovery policy; and

●	Make certain other clarifying or technical changes.

The foregoing summary is qualified in its entirety by reference to the Company’s Plan, as Amended and Restated as of April 23, 2010, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit 10.1	TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (as Amended and Restated Effective April 23, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

By:	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

Date:  April 29, 2010

EXHIBIT INDEX

Exhibit No.          Description

10.1	TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (as Amended and Restated Effective April 23, 2010)

E-1